UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2018

UNITED RENTALS, INC.

UNITED RENTALS (NORTH AMERICA), INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700
Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 12, 2018, United Rentals, Inc. (the “Company”) announced the appointment of Andrew Limoges as the Company’s Vice President, Controller and Principal Accounting Officer. Mr. Limoges will succeed Jessica T. Graziano as the Company’s principal accounting officer, effective immediately. Ms. Graziano assumed the role of Executive Vice President and Chief Financial Officer of the Company on October 12, 2018, as previously announced on the Company’s Current Report on Form 8-K filed July 2, 2018.

Mr. Limoges, age 37, has served as the Company’s Director of Accounting and Finance since April 2017. Prior to joining the Company, Mr. Limoges was Group Controller of DMGT US from August 2016 to April 2017 and worked within the financial audit practice of Ernst & Young from July 2003 to July 2016, where he led teams that served a wide variety of public and private companies. Mr. Limoges, who is a certified public accountant, received a degree in business administration from the University of Vermont.

In connection with his appointment, the Company entered into an employment agreement with Mr. Limoges, effective October 12, 2018. If Mr. Limoges is terminated without “cause” (as defined in his employment agreement), he will be entitled to receive salary continuation payments for one year following his termination. Mr. Limoges is subject to indefinite confidentiality and non-disparagement restrictions and 12-month post-termination non-competition and non-solicitation covenants.

The foregoing summary of Mr. Limoges’ employment agreement does not purport to be complete and is qualified in its entirety by reference to the agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018.

Mr. Limoges does not have any family relationships with any of the Company’s directors or executive officers and is not party to any transactions listed in Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 12, 2018

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
	Name:	Craig Pintoff
	Title:	Executive Vice President – Chief Administrative and Legal Officer